Exhibit 99.1
NEWS RELEASE COMPUWARE CORPORATION
Corporate Headquarters One Campus Martius • Detroit, Michigan 48226 (313) 227-7300

For Immediate Release
January 23, 2014

Compuware Corporation Reports Third Quarter,
Fiscal Year 2014 Results

•	Non-GAAP EPS of 17 cents per share, up 13 percent year-over-year and 31 percent over Q2

•	GAAP EPS of 11 cents per share, down 8 percent year-over-year and up 57 percent sequentially

•	Total revenue down 2.9 percent year-over-year and up nearly 10 percent sequentially

•	APM license revenue grows 17 percent year-over-year and 64 percent sequentially; total APM revenue grows 11 percent year-over-year and 26 percent sequentially

•	APM record contribution margin rises to 20 percent, doubling its contribution margin compared to the same quarter last year

•	Company raises cost-cutting expectation to $110 to $120 million from previous estimate of $80 to $100 million; moves up completion of corporate restructuring to end of fiscal 2015

DETROIT, January 23, 2014 -- Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its third quarter, fiscal year 2014 ended December 31, 2013.

Non-GAAP net income for the quarter was $38.0 million, or $0.17 per diluted share, compared to $32.3 million, or $0.15 per diluted share in the year-ago period. GAAP net income for the third quarter was $25.0 million, or $0.11 per diluted share, compared to $25.3 million, or $0.12 per diluted share in the year-ago period.

(Included in the financial tables is a reconciliation between non-GAAP and GAAP results.)

“The third quarter was a very productive period for the company. First and foremost, we posted another quarter of solid results, led by APM’s strong operating execution and our continued improvement in profitability, as evidenced by double-digit earnings growth both year-over-year and sequentially,” said Compuware President and CEO Bob Paul. “Our APM business continues to excel on all fronts, driving consistent growth and profitability gains. Although there is more work to do in our Mainframe business, I’m pleased with the company’s operating performance while also successfully executing on several key strategic initiatives. As a result, we are now poised to achieve greater earnings and revenue growth going forward. With our portfolio rationalization now behind us, we will continue to execute on the final steps that remain in our transformation into the ‘new’ Compuware.”

Third Quarter Fiscal Year 2014 Results

During the company’s third quarter:

•	Total revenues were approximately $250.5M, down 2.9 percent y/y and up 9.8 percent sequentially

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

•	Software license fees were $56.7M, down 12.6 percent y/y and up 58.8 percent sequentially

•	Maintenance fees were $101.6 million, flat y/y and up 1.1 percent sequentially

•	Subscription fees were $21.7 million, up 4.5 percent y/y and 5.2 percent sequentially

•	Professional services revenues were $46.4 million, flat y/y and sequentially

•	Application services fees were $24.1 million, up 1.1 percent y/y and down 1.7 percent sequentially

Third Quarter Fiscal Year 2014 Highlights

During the third quarter, Compuware:

•	Made changes to its Board of Directors by appointing Jeffrey J. Clarke, Managing Partner at Augusta Columbia Capital, and Jennifer J. Raab, President of Hunter College. Glenda D. Price, Ph.D., and Ralph J. Szygenda stepped down from the Board.

•	Announced that Gartner, Inc. positioned Compuware in the “Leaders” quadrant of the “Magic Quadrant for Application Performance Monitoring (APM)” report for the fourth consecutive year. Compuware is the only vendor to consistently appear in this position since the report first published in 2010. Additionally, Compuware was once again positioned the furthest for ‘completeness of vision’ in the APM Magic Quadrant for the third consecutive year.

•	Announced that industry analyst firm International Data Corporation (IDC) ranked Compuware the world's third largest APM software vendor based on 2012 revenue. Compuware also had the highest growth rate of the top three vendors.

•	Released a new version of Compuware APM Real User Monitoring for Mobile and Web Apps powered by dynaTrace and PurePath TechnologyTM.

•	Announced day-one support for IBM DB2 11 for z/OS; allowing customers who are ready to migrate their production applications to DB2 11 to immediately begin using Compuware's comprehensive suite of mainframe developer productivity solutions for DB2 including Abend-AID, File-AID, Xpediter and Strobe.

•	Announced the availability of the new Compuware APMaaS Platform, which offers a simplified, zero-configuration user interface for quick time-to-value.

•	Announced the results of a global CIO survey on the impact of new technologies and trends on the mainframe application environment. The survey found mobile technology is increasing complexity, usage and costs of mainframe applications.

•	Revealed that it was once again positioned by Gartner Inc. in the “Magic Quadrant for Integrated IT Portfolio Analysis (IIPA) Applications.” This positioning was based on analyst evaluation of Compuware Changepoint, the company’s market-leading project and portfolio management solution.

•	Signed a strategic agreement with Cisco. Under the agreement, Cisco will embed Covisint technology within the Cisco exchange platform to provide high-value solutions to customers worldwide.

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

Use of Non-GAAP Financial Measures

In an effort to provide investors with additional information regarding the Company's results as determined by U.S. generally accepted accounting principles (GAAP), the Company has also disclosed in this press release and the accompanying tables non-GAAP net income and non-GAAP diluted earnings per share. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude share-based compensation expense; the amortization of acquired software and intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items. Each of the non-GAAP adjustments is described in more detail below. This press release also contains a reconciliation of each of these non-GAAP measures to its most comparable GAAP financial measure.

We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our operating results because they exclude amounts that management and the board of directors do not consider part of core operating results when assessing the performance of the organization. We believe that inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and provides consistency in calculations by outside analysts reviewing our results. Accordingly, we believe these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management.

While we believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Items such as share-based compensation expense; the amortization of acquired software and intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items that are excluded from our non-GAAP financial measures can have a material impact on net earnings. As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, net earnings, cash flow from operations or other measures of performance prepared in accordance with GAAP. We compensate for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reconciling the non-GAAP financial measures to their most comparable GAAP financial measure. Investors are encouraged to review the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures that are included elsewhere in this press release.

The following discusses the reconciling items from our non-GAAP financial measures to the most comparable GAAP financial measures:
Share-based compensation expense. Our non-GAAP financial measures exclude the compensation expenses required to be recorded by GAAP for equity awards to employees and directors. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding expenses related to share-based compensation, because these costs are generally fixed at the time an award is granted, are then expensed over several years and generally cannot be changed or influenced by management once granted.

Amortization of acquired software and intangible assets. Our non-GAAP financial measures exclude costs associated with the amortization of acquired software and intangible assets. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding amortization of acquired software and intangible assets, because these costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

Restructuring charges. Our non-GAAP financial measures exclude restructuring charges, and any subsequent changes in estimates, as they relate to our corporate restructuring activities. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding restructuring charges, in order to provide comparability and consistency with historical operating results.

Advisory fees associated with certain shareholder actions and business transformation. During the fourth quarter of fiscal 2013, in response to an unsolicited, nonbinding offer to purchase the outstanding shares of the Company from a shareholder, the Company announced its willingness to consider other viable offers. The Company continues to incur unplanned consultant fees to analyze the business, review additional requests for information from other interested parties and to implement business transformation plans. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding such costs, in order to provide comparability and consistency with historical operating results.

Provision for income taxes on above pre-tax non-GAAP adjustments. Our non-GAAP financial measures exclude the tax impact of the above pre-tax non-GAAP adjustments. This amount is calculated using the tax rates of each country to which these pre-tax non-GAAP adjustments relate. Management excludes the non-GAAP adjustments on a net-of-tax basis in evaluating our performance. Therefore, we exclude the tax impact of these charges when presenting non-GAAP financial measures.

Compuware Corporation

Compuware is the technology performance company, and we exist solely to help our customers optimize the performance of their most important and innovative technologies—those that drive their businesses forward. Today, more than 7,100 companies, including many of the world’s largest organizations, depend on Compuware and our new-generation approach to performance management to do just that. Learn more at: http://www.compuware.com.

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Conference Call Information

Compuware will today hold a conference call to discuss these results at 5:30 p.m. Eastern time (21:00 GMT). To join the conference call, interested parties in the United States should call 800-553-0349. For international access, the conference call number is +1-612-332-7516. No password is required. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site. A conference call presentation is also available on the site.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 312917.

Press Contact

Lisa Elkin, Senior Vice President, Marketing, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF DECEMBER 31,
ASSETS
	2013	2012
CURRENT ASSETS:
Cash and cash equivalents	$108,897	$64,884
Accounts receivable, net	466,669	449,964
Deferred tax asset, net	42,859	38,669
Income taxes refundable	9,552	3,693
Prepaid expenses and other current assets	33,600	32,377
Total current assets	661,577	589,587

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	292,872	314,404

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	109,648	119,041

ACCOUNTS RECEIVABLE	181,636	190,613
DEFERRED TAX ASSET, NET	29,289	36,254
GOODWILL	735,411	799,823
OTHER ASSETS	26,675	35,202

TOTAL ASSETS	$2,037,108	$2,084,924

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$25,610	$13,509
Accrued expenses	113,061	98,171
Income taxes payable	8,737	14,883
Deferred revenue	408,505	413,446
Total current liabilities	555,913	540,009

LONG TERM DEBT	-	70,000

DEFERRED REVENUE	304,721	311,036

ACCRUED EXPENSES	15,549	29,139

DEFERRED TAX LIABILITY, NET	64,666	84,648
Total liabilities	940,849	1,034,832

SHAREHOLDERS' EQUITY:
Common stock	2,178	2,121
Additional paid-in capital	812,342	692,133
Retained earnings	265,099	368,445
Accumulated other comprehensive loss	(4,213)	(12,607)
Total Compuware shareholders' equity	1,075,406	1,050,092
Non-controlling interest	20,853	-
Total shareholders' equity	1,096,259	1,050,092

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,037,108	$2,084,924

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,

	2013	2012	2013	2012
REVENUES:
Software license fees	$56,694	$64,831	$127,810	$130,499
Maintenance fees	101,600	102,341	300,628	307,487
Subscription fees	21,733	20,793	63,169	61,503
Professional services fees	46,378	46,049	141,790	140,155
Application services fees	24,109	23,852	72,735	64,981
Total revenues	250,514	257,866	706,132	704,625

OPERATING EXPENSES:
Cost of software license fees	5,366	5,388	16,404	15,117
Cost of maintenance fees	7,670	8,639	23,615	26,653
Cost of subscription fees	8,430	7,603	25,233	22,823
Cost of professional services	38,278	39,694	116,237	122,080
Cost of application services	28,618	20,758	86,568	57,468
Technology development and support	22,516	25,629	73,176	79,675
Sales and marketing	65,670	65,773	178,613	184,604
Administrative and general	40,325	44,733	113,646	122,819
Restructuring costs	3,737	-	9,082	-
Total operating expenses	220,610	218,217	642,574	631,239

INCOME FROM OPERATIONS	29,904	39,649	63,558	73,386

OTHER INCOME, NET	2,960	(55)	3,347	(90)

INCOME BEFORE INCOME TAXES	32,864	39,594	66,905	73,296

INCOME TAX PROVISION	8,874	14,254	17,762	26,894

NET INCOME	23,990	25,340	49,143	46,402

Less: Net income (loss) attributable to the non-controlling interest in Covisint Corporation	(1,032)	-	(2,186)	-

NET INCOME ATTRIBUTABLE TO COMPUWARE CORP	$25,022	$25,340	$51,329	$46,402

DILUTED EPS COMPUTATION
Numerator: Net income	$25,022	$25,340	$51,329	$46,402
Denominator:
Weighted-average common shares outstanding	216,856	212,836	215,146	215,318
Dilutive effect of stock awards	4,705	4,036	5,530	4,153
Total shares	221,561	216,872	220,676	219,471
Diluted EPS	$0.11	$0.12	$0.23	$0.21

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	NINE MONTHS ENDED
	DECEMBER 31,
	2013	2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$49,143	$46,402
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	48,294	49,358
Stock award compensation	32,526	20,663
Deferred income taxes	(4,484)	6,172
Other	(5,396)	552
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	(40,679)	17,140
Prepaid expenses and other assets	7,066	4,608
Accounts payable and accrued expenses	3,438	(24,868)
Deferred revenue	(18,161)	(91,181)
Income taxes	(12,503)	20,122
Net cash provided by operating activities	59,244	48,968

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(11,518)	(18,241)
Capitalized software	(18,879)	(24,817)
Other	(275)	(1,400)
Net cash used in investing activities	(30,672)	(44,458)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings	51,000	142,800
Payments on borrowings	(69,000)	(117,800)
Net proceeds from exercise of stock awards including excess tax benefits	30,285	11,965
Employee contribution to common stock purchase plans	1,812	2,046
Repurchase of common stock	(8,903)	(76,366)
Dividends	(80,808)	-
IPO proceeds	68,448	-
Other	(1,397)	-
Net cash used in financing activities	(8,563)	(37,355)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(985)	(1,451)

NET CHANGE IN CASH AND CASH EQUIVALENTS	19,024	(34,296)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	89,873	99,180

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$108,897	$64,884

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	DEC 31,		YR - YR
	2013	2012	% Chg
Total Product Software Revenue by Geography
North America	$98,541	$106,211	(7.2%)
International	81,486	81,754	(0.3%)

Deferred License Fees
Current	$16,497	$19,451	(15.2%)
Long-term	8,762	10,276	(14.7%)

Deferred Maintenance
Current	$311,907	$310,450	0.5%
Long-Term	273,763	269,275	1.7%

Deferred Subscription
Current	$43,401	$48,315	(10.2%)
Long-Term	6,336	8,333	(24.0%)

Deferred Professional Services	$23,049	$22,322	3.3%

Deferred Application Services	$29,511	$36,060	(18.2%)

Other:
Total Company Headcount	4,357	4,579	(4.8%)

Total DSO (Billed)	89.5	83.9
Total DSO	167.7	157.0

Stock-based compensation expense

Cost of maintenance fees	$-	$164	(100.0%)
Cost of subscription fees	(54)	(47)	14.9%
Cost of professional services	67	65	3.1%
Cost of application services	3,765	396	850.8%
Technology development and support	(27)	468	(105.8%)
Sales and marketing	1,152	1,328	(13.3%)
Administrative and general	1,861	3,110	(40.2%)
Restructuring costs	450	-	N/A

Total stock-based compensation expense before income taxes	$7,214	$5,484	31.5%

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint	Unallocated
					Professional	Application	Expenses
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	& Eliminations	Total

December 31, 2013

Software license fees	$39,761	$3,019	$11,436	$2,478	-	-	-	$56,694
Maintenance fees	26,094	4,139	63,616	7,751	-	-	-	101,600
Subscription fees	20,982	751	-	-	-	-	-	21,733
Professional services fees	7,767	3,165	41	1,061	$34,644	-	$(300)	46,378
Application services fees	-	-	-	-	-	$24,109	-	24,109
Total revenues	94,604	11,074	75,093	11,290	34,644	24,109	(300)	250,514

Total operating expenses	76,127	10,704	18,196	5,499	28,457	29,322	52,305	220,610

Income (loss) from operations	$18,477	$370	$56,897	$5,791	$6,187	$(5,213)	$(52,605)	$29,904
Contribution margin %	19.5%	3.3%	75.8%	51.3%	17.9%	(21.6%)		11.9%

Operating expenses include:
Stock awards compensation	$740	$3	$190	$5	$61	$3,766	$2,449	$7,214
Amortization of purchased software	$1,894	$-	$-	$-	$-	$94	$-	$1,988
Amortization of other acquired intangible assets	$1,728	$-	$-	$-	$-	$77	$-	$1,805

December 31, 2012

Software license fees	$33,938	$2,684	$24,743	$3,466	-	-	-	$64,831
Maintenance fees	23,369	4,139	67,048	7,785	-	-	-	102,341
Subscription fees	20,130	663	-	-	-	-	-	20,793
Professional services fees	7,624	3,137	673	1,413	$33,202	-	-	46,049
Application services fees	-	-	-	-	-	$23,852	-	23,852
Total revenues	85,061	10,623	92,464	12,664	33,202	23,852	-	257,866

Operating expenses	76,773	10,951	24,727	5,254	28,264	21,664	$50,584	218,217

Income (loss) from operations	$8,288	$(328)	$67,737	$7,410	$4,938	$2,188	$(50,584)	$39,649
Contribution margin %	9.7%	(3.1%)	73.3%	58.5%	14.9%	9.2%		15.4%

Operating expenses include:
Stock awards compensation	$680	$12	$606	$6	$45	$396	$3,739	$5,484
Amortization of purchased software	$2,272	$-	$-	$-	$-	$148	$-	$2,420
Amortization of other acquired intangible assets	$1,758	$-	$-	$-	$-	$113	$-	$1,871

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint	Unallocated
					Professional	Application	Expenses
Nine Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	& Eliminations	Total

December 31, 2013

Software license fees	$86,028	$6,173	$29,503	$6,106	-	-	-	$127,810
Maintenance fees	74,192	12,513	191,499	22,424	-	-	-	300,628
Subscription fees	61,045	2,124	-	-	-	-	-	63,169
Professional services fees	22,165	9,936	141	3,171	$107,643	-	(1,266)	141,790
Application services fees	-	-	-	-	-	$72,735	-	72,735
Total revenues	243,430	30,746	221,143	31,701	107,643	72,735	(1,266)	706,132

Total operating expenses	218,930	29,845	54,696	15,363	88,007	89,107	146,626	642,574

Income (loss) from operations	$24,500	$901	$166,447	$16,338	$19,636	$(16,372)	$(147,892)	$63,558
Contribution margin %	10.1%	2.9%	75.3%	51.5%	18.2%	(22.5%)		9.0%

Operating expenses include:
Stock awards compensation	$5,360	$9	$409	$16	$196	$14,271	$12,265	$32,526
Amortization of purchased software	$6,467	$-	$-	$-	$-	$282	$-	$6,749
Amortization of other acquired intangible assets	$5,128	$-	$-	$-	$-	$272	$-	$5,400

December 31, 2012

Software license fees	$74,237	$5,545	$43,566	$7,151	-	-	-	$130,499
Maintenance fees	66,544	12,321	205,972	22,650	-	-	-	307,487
Subscription fees	59,526	1,977	-	-	-	-	-	61,503
Professional services fees	23,003	9,898	1,640	3,684	$101,930	-	-	140,155
Application services fees	-	-	-	-	-	$64,981	-	64,981
Total revenues	223,310	29,741	251,178	33,485	101,930	64,981	-	704,625

Operating expenses	226,928	31,392	67,856	15,279	85,322	59,731	$144,731	631,239

Income (loss) from operations	$(3,618)	$(1,651)	$183,322	$18,206	$16,608	$5,250	$(144,731)	$73,386
Contribution margin %	(1.6%)	(5.6%)	73.0%	54.4%	16.3%	8.1%		10.4%

Operating expenses include:
Stock awards compensation	$3,834	$42	$2,118	$42	$160	$1,105	$13,362	$20,663
Amortization of purchased software	$6,755	$-	$-	$-	$-	$444	$-	$7,199
Amortization of other acquired intangible assets	$5,435	$-	$-	$-	$-	$338	$-	$5,773

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2013	2012	2013	2012

NET INCOME	$25,022	$25,340	$51,329	$46,402

STOCK COMPENSATION (EXCL. RESTRUCTURING & IMPACT OF NON-CONTROLLING INTEREST)	6,021	5,484	27,652	20,663
AMORTIZATION OF PURCHASED SOFTWARE, (EXCL. IMPACT OF NON-CONTROLLING INTEREST)	1,970	2,420	6,729	7,199
AMORTIZATION OF ACQUIRED INTANGIBLES (EXCL. IMPACT OF NON-CONTROLLING INTEREST)	1,789	1,871	5,383	5,773
RESTRUCTURING EXPENSES (EXCL. IMPACT OF NON-CONTROLLING INTEREST)	3,681	-	9,026	-
ADVISORY FEES	7,305	146	10,438	146

TOTAL ADJUSTMENTS	20,766	9,921	59,228	33,781
INCOME TAX EFFECT OF ADJUSTMENTS	(7,745)	(3,002)	(21,652)	(10,533)

NON-GAAP NET INCOME	$38,043	$32,259	$88,905	$69,650

DILUTED EARNINGS PER SHARE - GAAP	$0.11	$0.12	$0.23	$0.21

STOCK COMPENSATION (EXCL. RESTRUCTURING & IMPACT OF NON-CONTROLLING INTEREST)	0.03	0.03	0.13	0.09
AMORTIZATION OF PURCHASED SOFTWARE, (EXCL. IMPACT OF NON-CONTROLLING INTEREST)	0.01	0.01	0.03	0.03
AMORTIZATION OF ACQUIRED INTANGIBLES (EXCL. IMPACT OF NON-CONTROLLING INTEREST)	0.01	0.01	0.02	0.03
RESTRUCTURING EXPENSES (EXCL. IMPACT OF NON-CONTROLLING INTEREST)	0.02	-	0.04	-
ADVISORY FEES	0.03	-	0.05	-

TOTAL ADJUSTMENTS	0.09	0.05	0.27	0.15
INCOME TAX EFFECT OF ADJUSTMENTS	(0.03)	(0.01)	(0.10)	(0.05)

NON-GAAP DILUTED EPS	$0.17	$0.15	$0.40	$0.32

DILUTED SHARES OUTSTANDING	221,561	216,872	220,676	219,471

Compuware Corporation Reports Third Quarter, Fiscal Year 2014 Results
January 23, 2014

COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Millions)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 31,		VARIANCE %	DECEMBER 31,		VARIANCE %
	2013	2012		2013	2012

OPERATING EXPENSES (GAAP)	$220.6	$218.2	1.1%	$642.6	$631.2	1.8%

Less:
Advisory fees	7.3	0.1		10.4	0.1
Restructuring expenses	3.7	-		9.1	-
Stock compensation related to Covisint IPO performance options	3.4	-		13.0

NON-GAAP OPERATING EXPENSES	$206.2	$218.1	-5.5%	$610.1	$631.1	-3.3%